UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Between April 27, 2025 and May 1, 2025, Artelo Biosciences, Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with various investors (the “Investors”), pursuant to which the Company issued convertible notes (the “Notes”) to the Investors in an aggregate principal amount of $900,000 (collectively, the “Notes Offering”). A portion of the Notes shall be convertible into shares of the Company’s common stock, par value $0.001 (“Common Stock”), at the election of each Investor, pursuant to the Voluntary Conversion (defined below) and the remaining portion of each Note shall be converted into warrants to purchase shares of the Company’s Common Stock (each, a “Warrant” and collectively, the “Warrants”). The sale and issuance of the Notes closed on May 1, 2025.

The Notes will accrue interest at a rate of 12% per annum, which will adjust to 20% upon an Event of Default (as defined in the Notes). All unpaid principal, together with any then unpaid and accrued interest and other amounts payable thereunder, shall be due and payable 180 days after the closing of the Notes Offering (the “Maturity Date”).

At the Maturity Date, the Investor may (at the Investor’s sole option) convert all of that certain unpaid portions of principal and accrued interest of the Investor’s Note into shares of Common Stock (the “Voluntary Conversion”), specifically into that number of shares of Common Stock (the “Converted Shares”) equal to the unpaid principal balance and any accrued interest of each Note divided by $1.29. The amount of principal balance and any accrued interest of each Note convertible pursuant to the Voluntary Conversion shall be the number of Converted Shares multiplied by $1.04 (the “Minimum Price”). Should the Investor not elect Voluntary Conversion, such portion of the unpaid principal balance and any accrued interest of each Note subject to Voluntary Conversion shall be immediately due and payable in cash.

At the Maturity Date, that portion of the unpaid principal balance and any accrued interest of each Note not subject to the Voluntary Conversion shall be automatically converted into Warrants at a conversion price of $0.125 per share issuable pursuant to the Warrants (the “Automatic Conversion”). The exercise price of such Warrant for each Warrant Share shall be equal to the Minimum Price.

Each Warrant shall be immediately exercisable after issuance for five (5) years with an exercise price of such Warrant for each Warrant Share equal to the Minimum Price. Each Warrant will be exercisable by payment of the exercise price in cash or on a cashless basis if at the time of exercise there is no effective resale registration statement and will contain customary anti-dilution provisions (in the case of stock splits, dividends, recapitalizations, mergers and similar transactions).

Pursuant to the Subscription Agreements, the Company agreed (i) to file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on or before the 45th calendar day following the Maturity Date (subject to certain exceptions) for purposes of registering the resale of the Converted Shares, if any, and the shares issuable pursuant to the Warrants (collectively, the “Registrable Shares”), (ii) to use its reasonable best efforts to have such registration statement declared effective within the time period set forth in the Subscription Agreements, and (iii) to keep the Registration Statement effective until the Registrable Shares covered by such Registration Statement may be sold without volume or manner-of-sale restrictions pursuant to Rule 144, subject to certain conditions.

The Subscription Agreements contain customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Subscription Agreements were made only for purposes of such Subscription Agreements and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Subscription Agreements, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

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Certain directors, members of management and consultants of the Company entered into Subscription Agreements in connection with the Notes Offering and purchased an aggregate of $200,000 of Notes in the Notes Offering. The participation of these Investors in the Notes Offering was disclosed to, and approved by, the board and separately by the disinterested members of the board.

The foregoing descriptions of the Subscription Agreements, the Notes and the Warrants are not complete and are qualified in their entirety by reference to the full text of the Subscription Agreements, the Notes and the Warrants, copies of which are filed as Exhibit 10.1, 10.2, and 10.3, respectively to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 with respect to the issuances of the of the Notes and, when and/or if issued, the Warrants and the Registrable Shares, pursuant to the Subscription Agreements is incorporated herein by reference. The issuance of all such securities by the Company will not be registered under the Securities Act and are issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, or under any state securities laws, but the resale of such Registrable Shares will be registered under the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Subscription Agreement by and between Artelo Biosciences Inc. and the purchasers named therein
10.2	Form of Convertible Note
10.3	Form of Warrant
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: May 1, 2025	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

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